File No. 33-38336

                             As filed on ^ September 24, 1998


                            SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549
                                         Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    X
                                                                          ---
         Pre-Effective Amendment No.  -------                             ---
         Post-Effective Amendment No.    9                                 X
                                      -------                             ---


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            X
                                                                          ---
         Amendment No.     ^ 11                                            X
                       -----------                                        ---


                   INVESCO EMERGING OPPORTUNITY FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

                 7800 E. Union Avenue, Denver, Colorado  80237
                    (Address of Principal Executive Offices)

                 P.O. Box 173706, Denver, Colorado  80217-3706
                               (Mailing Address)

      Registrant's Telephone Number, including Area Code:  (303) 930-6300
                              Glen A. Payne, Esq.
                             7800 E. Union Avenue
                            Denver, Colorado  80237
                    (Name and Address of Agent for Service)
                              -------------------
                                  Copies to:
                            Ronald M. Feiman, Esq.
                            Gordon Altman Butowsky
                             Weitzen Shalov & Wein
                                114 W. 47th St.
                           New York, New York  10036
                              -------------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.


It is proposed that this filing will become effective  (check  appropriate box)
---      ^ immediately upon filing pursuant to paragraph (b)
 X       on ^ October 1, 1998,  pursuant to  paragraph  (b)
---      60 days after filing pursuant to paragraph (a)(1)
---      on -------------,  pursuant to paragraph (a)(1)
---      75  days  after  filing  pursuant to  paragraph (a)(2)
---      on  ------------, pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:
--- this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act. Registrant's Rule 24f-2 Notice for the fiscal year ended May 31, ^ 1998, was filed on or about ^ August 25, 1998.


                                       Page 1 of 465
                            Exhibit index is located at page 93

                   INVESCO EMERGING OPPORTUNITY FUNDS, INC.
                        -------------------------------

                             CROSS-REFERENCE SHEET

Form N-1A
Item                                      Caption

Part A                                    Prospectus

      1.......................            Cover Page

      2.......................            Annual Fund Expenses;
                                          Essential Information


      3.^......................           Financial Highlights; Fund
                                          Price ^ And Performance

      4.......................            Investment Objective and
                                          Strategy; Investment Policies
                                          and Risks; The Fund ^ And Its
                                          Management

      5.......................            The Fund ^ And Its Management


      5A......................            Not Applicable

      6.......................            Fund Services; Taxes,

                                          Dividends and ^ Other

                                          Distributions; Additional
                                          Information

      7.......................            How to Buy Shares; Fund Price
                                          and Performance; Fund

                                          Services; The Fund ^ And Its

                                          Management


      8.......................            Fund Services; How ^ To Sell
                                          Shares


      9.......................            Not Applicable

Part B                                    Statement of Additional
                                          Information

      10.......................           Cover Page

      11.......................           Table of Contents

Form N-1A
Item                                      Caption


      12.......................           The Fund ^ And Its Management

      13.^......................          Investment Practices;

                                          Investment Policies and
                                          Restrictions


      14.......................           The Fund ^ And Its Management

      ^ 15.......................         The Fund And Its Management;
                                          Additional Information

      16.......................           The Fund ^ And Its Management;

                                          Additional Information


      ^ 17.......................         Investment Practices;
                                          Investment Policies ^ And

                                          Restrictions

      18.......................           Additional Information

      19.......................           How Shares Can Be Purchased;
                                          How Shares Are Valued;

                                          Services Provided ^ By The
                                          Fund; Tax-Deferred Retirement
                                          Plans; How ^ To Redeem Shares

      20.......................           Dividends, ^ Other

                                          Distributions, and Taxes

      21.......................           How Shares Can Be Purchased

      22.......................           Performance Data

      23.......................           Additional Information

Part C                                    Other Information

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
October 1, ^ 1998


                       INVESCO SMALL COMPANY GROWTH FUND


      INVESCO Small Company Growth Fund ^(the "Fund") seeks long-term capital growth. Most of its investments are in equity securities of emerging growth companies with market capitalizations of $1 billion or less at the time of initial purchase ("small-cap companies"), but the Fund has the flexibility to invest in other types of securities.

      The Fund is a series of INVESCO  Emerging  Opportunity  Funds,  Inc.  (the
"Company"), a diversified, managed no-load mutual fund, consisting of one portfolio of investments. Additional funds may be offered in the future.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated October 1, ^ 1998, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To ^ request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ^, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS                                                         Page


      ESSENTIAL INFORMATION..................................................6

      ANNUAL FUND EXPENSES...................................................7

      FINANCIAL HIGHLIGHTS...................................................9


      ^ INVESTMENT OBJECTIVE AND STRATEGY...................................12


      INVESTMENT POLICIES AND RISKS.........................................13

      THE FUND AND ITS MANAGEMENT...........................................17

      FUND PRICE AND PERFORMANCE............................................20

      HOW TO BUY SHARES.....................................................20

      FUND SERVICES.........................................................25

      HOW TO SELL SHARES....................................................26


      TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS............................29


      ADDITIONAL INFORMATION................................................30

ESSENTIAL INFORMATION


     Investment Goal And Strategy. ^ The Fund seeks long-term capital growth. It invests primarily in equity securities of small-capitalization ^ U.S. companies traded "over-the-counter." There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy^" and "Investment Policies And Risks."

     Designed For: Investors seeking capital growth over the long-term. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gift/Transfer To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including ^ various Individual Retirement Accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.


     Time Horizon. Potential shareholders should consider this a long-term investment due to the volatility of the securities held by the Fund.


     Risks. The Fund uses an investment strategy^ that at times may include holdings in foreign securities and rapid portfolio turnover. The returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. Investors should consider whether these policies make the Fund unsuitable for that portion of ^ their savings dedicated to current income or preservation of capital over the short-term. See "Investment Objective and Strategy" and "Investment Policies and Risks."

     Organization and Management. The Fund is a series of the Company. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ^("INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. ^ INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of ^ INVESCO, is the Fund's distributor.

     ^ The Fund is managed by the following three members of INVESCO's Growth Team, which is headed by Timothy J. Miller: Stacie Cowell, C.F.A., Timothy J. Miller, C.F.A. and Trent E. May, C.F.A. All have been co-managers of the Fund since February 1997, and Stacie Cowell has been lead portfolio manager since June 1998. See "The Fund And Its Management.^"

     ^ INVESCO ^ and IDI are subsidiaries of AMVESCAP PLC, an international investment management company that ^ managed approximately ^ $261 billion in assets as of June 30, 1998. AMVESCAP PLC is based in London with money managers located in Europe, North America and the Far East.

This Fund offers all of the following services at no charge:
Telephone purchases
Telephone  exchanges
Telephone redemptions
Automatic reinvestment of distributions
Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange
Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

     Minimum  Subsequent  Investment:   $50  (Minimums  are  lower  for  certain
retirement plans.)


ANNUAL FUND EXPENSES

     The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares --Distribution Expenses.")

     Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.


     We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, ^ INVESCO voluntarily reimburses the Fund for amounts in excess of 1.50% of the Fund's average net assets (excluding expense offset arrangements described below).


Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee                                                         0.75%
12b-1 Fees                                                             0.25%
Other ^ Expenses(1)                                                    0.48%
Total Fund Operating ^ Expenses(1)                                     1.48%

1It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian ^ and transfer ^ agent fees were reduced under ^ expense offset ^ arrangements. However, as a result of an SEC requirement ^, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ^ Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods including and prior to the fiscal year ended May 31, 1995. See "The Fund And Its Management."^


Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets, and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)


            1 Year      3 Years     5 Years     10 Years
            ------      -------     -------     --------
            ^ $15           $47         $81         $178

      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE ^ EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. FOR MORE INFORMATION ON THE FUND'S EXPENSES, see "The Fund And Its Management" and "How To Buy Shares -- Distribution Expenses."


      Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.


FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


     The following information has been audited by ^ PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountant's report appearing in the Fund's ^ 1998 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting ^ IDI at the address or telephone number on the back cover of this prospectus. The Annual Report also contains more information about the Fund's performance.

                                                                                                     Period
                                                                                                      Ended
                                                           Year Ended May 31                         May 31

                            -------------------------------------------------------------------    --------
                               1998        1997        1996        1995        1994        1993       1992^



PER SHARE DATA
Net Asset Value -
   Beginning of

   Period                    $12.82      $14.38       $9.37      $11.40       $9.89       $7.55       $7.50
                            -------------------------------------------------------------------    --------

INCOME FROM
   INVESTMENT
   OPERATIONS
Net Investment

   Income ^(Loss)            (0.06)      (0.07)      (0.06)        0.04      (0.01)      (0.04)      (0.02)
Net Gains or (Losses)
   on Securities
   (Both ^ Realized
   and Unrealized)             2.56      (0.96)        5.25        0.46        1.53        2.38        0.07
                            -------------------------------------------------------------------    --------

Total from Investment

   Operations                  2.50      (1.03)        5.19        0.50        1.52        2.34        0.05
                            -------------------------------------------------------------------    --------







LESS DISTRIBUTIONS
Dividends from Net

   Investment Income           0.00        0.00        0.00        0.04        0.00        0.00        0.00
Distributions from
   Capital Gains               3.42        0.53        0.18        2.49        0.01        0.00        0.00
                            -------------------------------------------------------------------    --------
Total Distributions            3.42        0.53        0.18        2.53        0.01        0.00        0.00
                            -------------------------------------------------------------------    --------

Net Asset Value -

   End of Period             $11.90      $12.82      $14.38       $9.37      $11.40       $9.89       $7.55
                            ===================================================================    --------
TOTAL RETURN                 22.65%     (7.08%)      55.78%       4.98%      15.34%      30.95%      0.68%*


RATIOS
Net Assets -
   End of Period

   ($000 Omitted)          $272,619    $294,259    $370,029    $153,727    $176,510    $103,029     $25,579
Ratio of Expenses
   to ^ Average Net
   Assets#                   1.48%@      1.52%@    ^ 1.48%@       1.49%       1.37%       1.54%      1.93%~
Ratio of Net
   Investment ^ Income
   (Loss) to ^ Average
   Net Assets#              (0.42%)     (0.55%)     (0.78%)       0.41%     (0.26%)     (0.70%)    (0.95%)~
Portfolio Turnover
   Rate                        158%        216%        221%        228%        196%        153%        50%*
Average Commission
   Rate Paid                            $0.0935          --          --          --          --         --

^^ From December 27, 1991,  commencement  of investment  operations,  to May 31,
   1992.


*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.








# Various expenses of the Fund were voluntarily absorbed by ^ INVESCO for the years ended May 31, 1997 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.54% and 1.52%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.57%) and 0.38%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.


~  Annualized

^ INVESTMENT OBJECTIVE AND STRATEGY


      The Fund seeks long-term capital growth. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. Normally, the Fund seeks to achieve this objective through the investment of 65% or more of its assets in equity securities of companies with market capitalizations of $1 billion or less at the time we purchase them ("small-cap companies"). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short-term investments. With respect to small-cap companies, we are primarily looking for companies in the developing stages of their life cycle, which are currently undervalued in the marketplace, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy. There is no assurance that the Fund's investment objective will be met.

      The majority of the Fund's holdings consists of common stocks traded "over-the-counter." The Fund also has the flexibility to invest in other U.S. and foreign securities.


      The Fund's investments in debt securities include U.S. government and corporate debt securities. Investments in U.S. government securities may consist of securities issued or guaranteed by the U.S. government and any agency or instrumentality of the U.S. government. In some cases, these securities are direct obligations of the U.S. government, such as U.S. Treasury bills, notes and bonds. In other cases, these securities are obligations guaranteed by the U.S. government, consisting of Government National Mortgage Association (GNMA) obligations, or obligations of U.S. government authorities, agencies or instrumentalities, ^ such as Fannie Mae (formerly, the Federal National Mortgage Association^), the Federal Home Loan ^ Banks, the Federal Financing Bank and the Federal Farm Credit Bank, which are supported only by the assets of the issuer. The Fund may invest in both investment grade and lower-rated corporate debt securities. However, the Fund will not invest more than 5% of its total assets (measured at the time of purchase) in corporate debt securities that are rated below BBB by Standard & Poor's Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc. ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are judged by ^ INVESCO to be equivalent in quality to debt securities having such ratings. In no event will the Fund invest in a debt security rated below CCC by S&P or Caa by Moody's. The risks of investing in debt securities are discussed below under "Risk Factors." For a description of each corporate bond rating category, please refer to Appendix A to the Statement of Additional Information.

      The short-term investments of the Fund may consist of U.S. government and agency securities, domestic bank certificates of deposit and bankers' acceptances, and commercial paper rated A-1 by S&P or P-1 by Moody's, as well as repurchase agreements with banks, registered broker-dealers and registered government securities dealers with respect to the foregoing securities. The Fund's assets invested in U.S. government securities and short-term investments will be used to meet current cash requirements, such as to satisfy requests to redeem shares of the Fund and to preserve investment flexibility. A commercial paper rating of A-1 by S&P or P-1 by Moody's is the highest rating category assigned by such rating organizations and indicates that the issuer has a very strong capacity to make timely payments of principal and interest on its commercial paper obligations. All bank certificates of deposit and bankers' acceptances at the time of purchase by the Fund must be issued by domestic banks
(i) which are members of the Federal Reserve System having total assets in excess of $5 billion, (ii) which have received at least a B ranking from Thomson Bank Watch Credit Rating Service or International Bank Credit Analysis, and
(iii) which either directly or through parent holding companies have securities outstanding which have been rated Aaa, Aa or P-1 by Moody's or AAA, AA or A-1 by S&P.


      The Fund's investment portfolio is actively traded. ^ Because our strategy highlights many short-term factors -- current information about a company, investor interest, price movements of the company's securities and general market and monetary conditions -- securities may be bought and sold relatively frequently. The Fund's portfolio turnover rate may be higher than many other mutual funds, sometimes exceeding 200%; this turnover also may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

      When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high-quality money market instruments, such as short-term U.S.
government obligations, commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.


INVESTMENT POLICIES AND RISKS


     Investors generally should expect to see ^ the price per share of the Fund vary with movements in the stock market, changes in economic conditions and other factors. The Fund invests in many different ^ securities and industries; this diversification ^ may help reduce the Fund's overall exposure to particular investment and market risks, but cannot eliminate these risks.

     Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failure affecting portfolio investments or trading of securities beginning January 1, 2000.

Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.


      Small-Cap Stocks. The small-cap companies represented in the Fund's investment portfolio (particularly those trading "over-the-counter") may be in the early stages of development; have limited product lines, markets or financial resources; and/or lack management depth. These factors may lead to more intense competitive pressures on, greater volatility in earnings of, and relative illiquidity or erratic price movements for the securities of these companies, compared to larger-cap companies.


      Debt Securities. The Fund's investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of outstanding debt securities, whereas a decline in interest rates will tend to increase their values. Although ^ INVESCO limits the Fund's investments in debt securities to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated BBB or lower by S&P, Baa or lower by Moody's or, if unrated, securities determined by ^ INVESCO to be of equivalent quality.

      Foreign Securities. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity and corporate debt securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.


      For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and


     -^ investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

      There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility ^ the Fund ^ may experience difficulties in pursuing legal remedies and collecting judgments.

     ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

      Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participating country presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

      The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Fund.

     Illiquid and Rule 144A Securities. The Fund may invest in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. The Fund may also invest in restricted securities that may be resold to institutional investors, known as "Rule 144A Securities." For more information concerning illiquid and Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.

      Delayed Delivery or When-Issued Securities. Up to 10% of the value of the Fund's total assets may be committed to the purchase or sale of securities on a when-issued or delayed-delivery basis --that is, with settlement taking place in the future. The payment obligation and the interest rate received on the securities generally are fixed at the time the Fund enters into the commitment. Between the date of purchase and the settlement date, the market value of the securities may vary, and no interest is payable to the Fund prior to settlement.


^


      Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of ^ the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Company's board of directors.

      Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies ^ And Restrictions" in the Statement of Additional Information.

      ^ Put and Call Options. The Fund may purchase and write options on securities and indices. These practices and their risks are discussed under "Investment Policies And Restrictions" ^ in the Statement of Additional Information.

      Investment Restrictions. Certain restrictions, which are ^ identified in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets that may be invested in any one issuer, and to 25% the portion of its total assets that may be invested in any one industry.

      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies And Restrictions" and "Investment Practices" in the Statement of Additional Information.


THE FUND AND ITS MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. It was incorporated on December 6, 1990, under the laws of Maryland.


      The Company's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the ^ investment adviser. Under an agreement with the Company, ^ INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser; it is primarily responsible for providing the Fund with portfolio management and various administrative services.

      ^ INVESCO and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. INVESCO continued to operate under its existing name. AMVESCAP PLC had approximately $261 billion in assets under management as of June 30, 1998. INVESCO was established in 1932 and, as of May 31, 1998, managed 14 mutual funds, consisting of 48 separate portfolios, with combined assets of approximately $19.1 billion on behalf of 870,919 shareholders.

      ^ Prior to February 3, 1998, Institutional Trust Company d.b.a. INVESCO Trust Company ("ITC") provided sub-advisory services to the Fund; termination of its sub-advisory services in no way changed the basis upon which investment advice is provided to the Fund, the cost of those services to the Fund or the persons actually performing the investment advisory and other services previously provided by ITC. INVESCO provides such day-to-day portfolio management services as the investment adviser to the Fund.

      The Fund is managed by INVESCO's Growth Team which is led by Timothy J. Miller. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio of securities:

      Stacie Cowell, a Chartered Financial Analyst, has been the lead portfolio manager of the Fund since June 1998 (co-portfolio manager since February 1997). Ms. Cowell is also lead portfolio manager of INVESCO VIF-Small Company Growth

Fund. Ms. Cowell was previously a senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. Ms. Cowell received a B.A. in Economics from Colgate University.

     Timothy J. Miller, a Chartered Financial Analyst, has been a co-portfolio manager of the Fund since February 1997. Mr. Miller is also the lead portfolio manager of INVESCO Dynamics Fund and INVESCO VIF-Dynamics Fund and co-manages INVESCO VIF-Small Company Growth Fund, INVESCO Growth Fund and INVESCO VIF-Growth Fund. Mr. Miller is also a senior vice president of INVESCO Funds Group, Inc. Mr. Miller was previously an analyst and portfolio manager with Mississippi Valley Advisors from 1979 to 1992. Mr. Miller received an M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University.^

     ^ Trent E. May, a Chartered Financial Analyst, has been co-portfolio manager of the Fund since February 1997. Mr. May is also the lead portfolio manager of INVESCO Growth Fund and INVESCO VIF-Growth Fund and co-manages
INVESCO VIF-Small Company Growth Fund. Mr. May is also a vice president of INVESCO Funds Group, Inc. Mr. May began his investment career in 1991 and was most recently senior equity fund manager/equity analyst with Munder Capital Management in Detroit. Mr. May received an M.B.A. from Rollins College and a B.S. in Engineering from the Florida Institute of Technology.

     INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires ^ INVESCO's personnel to conduct their personal investment activities in a manner that ^ INVESCO believes is not detrimental to the Fund or ^ INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.

     The Fund pays ^ INVESCO a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.75% on the first $350 million of the Fund's average net assets; 0.65% on the next $350 million of the Fund's average net assets; and 0.55% on the Fund's average net assets over $700 million. For the fiscal year ended May 31, ^ 1998, the Fund paid investment management fees equal to 0.75% of the Fund's average net assets.

     ^ Under a Distribution Agreement, IDI provides services relating to the distribution and sale of the Fund's shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

     Under a Transfer Agency Agreement, ^ INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide equivalent services to the Fund. In these cases, ^ INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency fee or recordkeeping fee to the third party.

     ^ Under an Administrative Services Agreement, ^ INVESCO handles additional administrative, recordkeeping^ and internal sub-accounting services for the Fund. For ^ the fiscal year ended May 31, ^ 1998, the Fund paid INVESCO a fee for these services in an amount equal to 0.018% of the Fund's average net assets.

      The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with others' noncomplying computer systems. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

      The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund (prior to any expense offset ^ arrangements) for the fiscal year ended May 31, ^ 1998, including investment ^ advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to ^ 1.48% of the Fund's average net assets. ^ If necessary, certain Fund expenses ^ will be absorbed voluntarily by ^ INVESCO in order to ensure that the Fund's total operating expenses ^(after expense offset arrangements) will not exceed 1.50% of the Fund's average net assets. This commitment may be changed following consultation with the Company's board of directors.

      ^ INVESCO places orders for the purchase and sale of portfolio securities with brokers and dealers based upon ^ INVESCO's evaluation of ^ such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How ^ To Buy Shares Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with INVESCO, or IDI^ as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified ^ brokers and dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if ^ INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.


^


FUND PRICE AND PERFORMANCE


      Determining Price. The value of your investment in the Fund ^ may vary daily. The price per share is also known as the Net Asset Value ("NAV"). ^ INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading ^(generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; ^ subtracting liabilities, including accrued expenses; and ^ dividing that dollar amount by the total number of Fund shares outstanding.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the average annual rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for ^ the periods cited. Cumulative total return shows the actual rate of return on an investment ^ for the periods cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Fund's recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the phone number or address on the back cover of this ^ Prospectus.


      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Small Company Growth Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.


      Performance figures are based on historical ^ investment results and are not intended to suggest future performance.


HOW TO BUY SHARES


      The ^ chart on page 22 shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through ^ INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Company. For all new accounts, please send a completed application form. Please specify which ^ Funds' shares you wish to purchase.

      ^ INVESCO reserves the right to increase, reduce, or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. Further, ^ INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.


      Exchange Policy. You may exchange your shares in this Fund for those in another INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

       Please note these policies regarding exchanges of fund shares:

       1) The fund accounts must be identically registered.

       2) You may make up to four exchanges out of each fund during each calendar year.

       3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).


       4) ^ In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to ^ temporarily or permanently terminate the exchange ^ option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements. Notice of all such modifications or ^ terminations will be given at least 60 days prior to the effective date of the change in ^ policy, except ^ in unusual ^ circumstances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily ^ suspended).


                              HOW TO BUY SHARES
================================================================================


Method                      Investment Minimum         Please Remember
By Check
Mail to:                    $1,000 for regular         If your check does
INVESCO Funds               account;                   not clear, you will
Group, Inc.                 $250 for an ^ IRA;         be responsible for
P.O. Box 173706             $50 minimum for            any related loss
Denver, CO                  each subsequent            the Fund or ^
80217-3706.                 investment.                INVESCO incurs. If
Or you may send                                        you are already a
your check by                                          shareholder in the
overnight courier                                      INVESCO funds, the
to: 7800 E. Union                                      Fund may seek
Ave., Denver, CO                                       reimbursement from
80237.                                                 your existing

                                                       account(s) for any
                                                       loss incurred.
--------------------------------------------------------------------------------
By Telephone or
Wire

Call 1-800-525-8085         $1,000.                    Payment must be
to request your                                        received within 3
purchase. Then send                                    business days, or
your check by                                          the transaction may
overnight courier                                      be ^ canceled. If a
to our street                                          purchase is ^
address:                                               canceled due to
7800 E. Union Ave.,                                    nonpayment, you
Denver, CO 80237.                                      will be responsible
Or you may transmit                                    for any related
your payment by                                        loss the Fund or ^
bank wire (call ^                                      INVESCO incurs. If
INVESCO for                                            you are already a
instructions).                                         shareholder in the

                                                       INVESCO  funds, the
                                                       Fund may  seek
                                                       reimbursement from
                                                       your existing account(s)
                                                       for any  loss incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
With EasiVest or
Direct Payroll
Purchase

You may enroll on           $50 per month for          Like all regular
the fund                    EasiVest; $50 per          investment plans,
application, or             pay period for             neither EasiVest
call us for the             Direct Payroll             nor Direct Payroll
correct form and            Purchase. You may          Purchase ensures a
more details.               start or stop your         profit or protects
Investing the same          regular investment         against loss in a
amount on a monthly         plan at any time,          falling market.
basis allows you to         with two weeks'            Because you'll
buy more shares             notice to ^                invest continually,
when prices are low         INVESCO.                   regardless of
and fewer shares                                       varying price
when prices are                                        levels, consider
high.  This                                            your financial
"dollar-cost                                           ability to keep
averaging" may help                                    buying through low
offset market                                          price levels. And
fluctuations. Over                                     remember that you
a period of time,                                      will lose money if
your average cost                                      you redeem your
per share may be                                       shares when the
less than the                                          market value of all
actual average                                         your shares is less
price per share.                                       than their cost.

--------------------------------------------------------------------------------
By PAL(R)

Your "Personal              $1,000; $250 for an        Be sure to write
Account Line" is            IRA.                       down the
available for                                          confirmation number
subsequent                                             provided by PAL.
purchases and                                          Payment must be
exchanges 24 hours                                     received within 3
a day. Simply call                                     business days, or
1-800-424-8085.                                        the transaction may
                                                       be  ^   canceled.   If  a
                                                       purchase  is  ^  canceled
                                                       due  to  nonpayment,  you
                                                       will be  responsible  for
                                                       any related loss the Fund
                                                       or ^ INVESCO  incurs.  If
                                                       you   are    already    a
                                                       shareholder     in    the
                                                       INVESCO  funds,  the Fund
                                                       may  seek   reimbursement
                                                       from    your     existing
                                                       account(s)  for any  loss
                                                       incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Exchange
Between this and            $1,000 to open a           See "Exchange

another of the              new account; $50           Policy^," page 21.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
Automatic Monthly           minimum is $250 for
Exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call ^
INVESCO for further
details and the

correct form.
================================================================================


      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities, and provide certain services approved by the board of directors of the Company in connection with the distribution of ^ the Fund's shares to investors ^. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting electronically to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In addition, other permissible activities and services include advertising, the preparation, printing and distribution of sales literature ^, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or ^ their affiliates or by third parties.

     Under the Plan, the ^ Fund's payments to IDI ^ are limited to an amount computed at an annual rate of 0.25% of the Fund's averagenet assets ^. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from ^ their revenues to securities dealers, financial advisers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of ^ the Plan's termination. ^ Payments made by the Fund may not be used to finance directly the distribution of shares of any other fund of the Company or other mutual fund advised by ^ INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by INVESCO. Subject to review by the Company's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from IDI's use of its own resources, providing that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased --Distribution Plan" in the Statement of Additional Information.


FUND SERVICES


     Shareholder Accounts. ^ INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.


     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

     Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      Reinvestment of Distributions. Dividends and capital gain distributions are automatically ^ reinvested in additional Fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).


      Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephone instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.


      Retirement Plans and IRAs. Fund shares may be purchased for ^ IRAs and many types of tax-deferred retirement plans. ^ INVESCO can supply you with information and forms to establish or transfer your existing plan or account.


HOW TO SELL SHARES

      The chart on page 27 shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

      Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

                              HOW TO SELL SHARES
================================================================================
Method                      Minimum Redemption         Please Remember
================================================================================


By Telephone
Call us toll-free           $250 (or, if less,         This option is not
at 1-800-525-8085.          full liquidation of        available for
                            the account) for a         shares held in ^
                            redemption check;          IRAs.
                            $1,000 for a wire
                            to bank of record.
                            The maximum  amount
                            which may be redeemed
                            by telephone is  generally
                            $25,000.  These
                            telephone  redemption
                            privileges may be modified or
                            terminated in the future at
                            ^ INVESCO's discretion.

--------------------------------------------------------------------------------
In Writing

Mail your request           Any amount. The            If the shares to be
to INVESCO Funds            redemption request         redeemed are
Group, Inc., P.O.           must be signed by          represented by
Box 173706                  all registered ^           stock certificates,
Denver, CO                  account owner(s).          the certificates
80217-3706. You may         Payment will be            must be sent to ^
also send your              mailed to your             INVESCO.
request by                  address of record,
overnight courier           or to a designated
to 7800 E. Union            bank.

Ave., Denver, CO
80237.
--------------------------------------------------------------------------------
By Exchange

Between this and            $1,000 to open a           See "Exchange
another of the              new account; $50           Policy^," page 21.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
automatic monthly           minimum is $250 for
exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call ^
INVESCO for further
details and the
correct form.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Periodic Withdrawal
Plan
You may call us to          $100 per payment on        You must have at
request the                 a monthly or               least $10,000 total
appropriate form            quarterly basis.           invested with the
and more                    The redemption             INVESCO funds, with
information at              check may be made          at least $5,000 of
1-800-525-8085.             payable to any             that total invested
                            party you                  in the fund from
                            designate.                 which withdrawals
                                                       will be made.
--------------------------------------------------------------------------------
Payment To Third
Party

Mail your request           Any amount.                All registered
to INVESCO Funds                                       account owners
Group, Inc., P.O.                                      must sign the request,
Box 173706                                             with a signature
Denver, CO                                             guarantee from an
80217-3706.                                            eligible guarantor
                                                       financial institution,
                                                       such as a commercial
                                                       bank or a recognized
                                                       national or  regional
                                                       securities firm.

================================================================================

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange, or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).


      If you participate in ^ EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further ^ EasiVest purchases unless you instruct us otherwise.


      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS
      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any^. Distribution of all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. ^ The Fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

      Shareholders^ must include all dividends and other distributions ^ as taxable income for federal, state^ and local income tax purposes unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically ^ reinvested in shares of the Fund or another fund in the INVESCO group.

      ^ Net realized capital gains of the Fund are classified as short-term^ and long-term gains depending ^ upon how long the Fund held the security ^ that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at a maximum rate of 20%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at a maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20%. Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates ^. ^ At the end of each year, information regarding the tax status of dividends and ^ other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of distributions by the Fund.

      Shareholders may realize capital gains or losses when they sell their shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gain, in which event they will be subject to federal income tax at the rates indicated above.

      The Fund may be subject to ^ withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund ^.

     Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and other distributions and redemption proceeds. ^ You can avoid backup withholding on your ^ account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

      We encourage you to consult a tax adviser with respect to these matters. For further information, see "Dividends, ^ Other Distributions ^ And Taxes" in the Statement of Additional Information.




      Dividends and ^ Other Distributions. The Fund earns ordinary or net investment income, in the form of ^ interest and dividends on investments. Dividends paid by the Fund will be based solely on the net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less ^ expenses, to shareholders on an annual or semiannual basis, at the discretion of the Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains realized on foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gains distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      Dividends and other ^ distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to such date, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.


ADDITIONAL INFORMATION


      Voting Rights. All shares of the ^ Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The ^Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

     Master/Feeder Option. As a matter of fundamental policy, the Company may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having substantially the same investment objectives, policies and limitations. It is expected that any such investment company would be managed by INVESCO in substantially the same manner as the Fund. If permitted by applicable law, any such investment may be made in the sole discretion of the Company's board of directors without a vote of the Fund's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Fund and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if these options were implemented.

                                        PROSPECTUS
                                        October 1, ^ 1998



                                        INVESCO EMERGING OPPORTUNITY FUNDS, INC

                                        INVESCO Small Company Growth Fund

                                        A no-load mutual fund
                                        seeking  capital growth from
                                        small-capitalization stocks.




INVESCO FUNDS

INVESCO Distributors, Inc.(SM)
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

^ In Denver, visit one of our
convenient Investor Centers:
Cherry Creek
155-B Fillmore Street
Denver Tech Center
7800 East Union Avenue
Lobby Level


In addition, all documents                   You should know
filed by the Company with               what INVESCO knows. (TM)
the Securities and Exchange
Commission  can  be  located            INVESCO FUNDS
on a web  site  maintained
by the  Commission  at
http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
October 1, ^ 1998



                   INVESCO EMERGING OPPORTUNITY FUNDS, INC.
                      INVESCO Small Company Growth Fund

Address:                                  Mailing Address:

7800 East Union Avenue                    Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:

                      In Continental U.S., 1-800-525-8085

--------------------------------------------------------------------------------


      INVESCO EMERGING OPPORTUNITY FUNDS, Inc. (the "Company") is ^ a no-load, open-end, diversified investment management company currently consisting of one portfolio of investments, INVESCO Small Company Growth Fund ^(the "Fund"). Additional funds may be offered in the future.

      The Fund seeks long-term capital growth. It pursues this objective by investing its assets principally in a diversified group of equity securities of ^ companies with market capitalizations of $1 billion or less at the time of initial purchase ("small cap companies"). In managing the Fund's investments the Fund's investment ^ adviser seeks to identify securities that are undervalued in the marketplace, and/or have earnings that may be expected to grow faster than the U.S. economy in general. Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of small cap companies (consisting of common and preferred stocks, convertible debt securities, and other securities having equity features). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short-term investments. The Fund is designed for investors seeking long-term capital appreciation with little or no current income.

      A Prospectus for the Fund, dated October 1, ^ 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from INVESCO ^ Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a ^ prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

                              TABLE OF CONTENTS

                                                                          Page


INVESTMENT POLICIES AND RESTRICTIONS                                        36

THE FUND AND ITS MANAGEMENT                                                 46

HOW SHARES CAN BE PURCHASED                                                 58

HOW SHARES ARE VALUED                                                       62

FUND PERFORMANCE                                                            64

SERVICES PROVIDED BY THE FUND                                               65

TAX-DEFERRED RETIREMENT PLANS                                               66

HOW TO REDEEM SHARES                                                        66


DIVIDENDS, ^ OTHER DISTRIBUTIONS, AND TAXES                                 67


INVESTMENT PRACTICES                                                        70

ADDITIONAL INFORMATION                                                      73

APPENDIX A                                                                  77

INVESTMENT POLICIES AND RESTRICTIONS


      As discussed in the Fund's Prospectus in the ^ sections entitled "Investment Objective ^ And Strategy" and "Investment Policies^ And Risks," the Fund may invest in a variety of securities^ and employ a broad range of investment techniques, in seeking to achieve its investment objective. Such securities and techniques include the following:



      ^ Equity Securities. As described in the Prospectus, equity securities which may be purchased by the Fund consist of common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating" which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the prices of common stocks and exhibit similar behavior (although often more volatile behavior). Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.


      Convertible securities which may be purchased by the Fund include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.


      Convertible securities have an "investment value" which is the theoretical value determined by the yield they provide in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. They also have a "conversion value" which is ^ their worth in market value if the ^ securities were exchanged for ^ their underlying equity ^ securities. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, generally will yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.


      Foreign Securities.^ As discussed in the section of the Fund's Prospectus entitled "Investment ^ Policies ^ And Risks--Foreign Securities," the Fund may invest up to 25% of its total assets, measured at the time of purchase, in foreign securities. Securities of Canadian issuers and securities purchased by means of sponsored American Depository Receipts ("ADRs") are not subject to this 25% limitation. There is generally less publicly available information, reports and ratings about foreign companies and other foreign issuers than that which is available about companies and issuers in the United States. Foreign issuers are also generally subject to fewer uniform accounting and auditing and financial reporting standards, practices, and requirements as compared to those applicable to United States issuers.


      The Fund's investment adviser normally will purchase foreign securities in over-the-counter ("OTC") markets or on exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, as such markets or exchanges are generally the best available market for foreign securities. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, the economies of foreign countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

      The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.


      Illiquid and 144A Securities.^ As discussed in the section of the Fund's Prospectus entitled "Investment ^ Policies^ And Risks," the Fund may invest in illiquid securities^ including restricted securities and other investments which are not readily marketable. Restricted securities are securities which are subject to restrictions on their resale because they have not been registered under the Securities Act of 1933 (the "1933 Act") or because based upon their nature or the market for such securities, they are not readily marketable. These limitations on resale and marketability may have the effect of preventing the Fund from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing restricted securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in disposing of such securities. Restricted securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

      The Fund also may invest in restricted securities, including restricted securities that can be resold to institutional investors pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities").


      In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders.

An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund^ could adversely affect the marketability of such security, and the Fund might be unable to dispose of such security promptly or at reasonable prices.


      The board of directors has delegated to ^ INVESCO the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are subject to the Fund's restriction against investing more than 10% of its total assets in illiquid securities. Under guidelines established by the board of directors, ^ INVESCO will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     When-Issued and Delayed Delivery Securities.^ As discussed in the section of the Fund's Prospectus entitled "Investment ^ Policies And Risks," the Fund may purchase and sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities (normally, equity obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions generally may be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days after the transaction date. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.


     To the extent that the Fund remains substantially fully invested at the same time that it has purchased when-issued securities, as it would normally expect to do, there may be greater fluctuations in its net assets than if the Fund set aside cash to satisfy its purchase commitments.

     When the Fund purchases securities on a when-issued basis, it will maintain in a segregated account cash, U.S. government securities or other high-grade debt obligations readily convertible into cash having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

      Repurchase Agreements.^ As discussed in the section of the Fund's Prospectus entitled "Investment ^ Policies^ And Risks," the Fund may invest in repurchase agreements with ^ respect to instruments eligible for investment by the Fund with member banks of the Federal Reserve System, registered broker-dealers and registered U.S. government securities dealers, which are believed to be creditworthy under standards established by the Company's board of directors. A repurchase agreement is an agreement under which the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed. In addition, the Company's board of directors monitors the Fund's repurchase agreement transactions and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 10% of its total assets would be invested in such repurchase agreements and other illiquid securities.

      The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent ^ the Fund may experience costs and delays in realizing on the collateral. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While ^ INVESCO acknowledges these risks, it is expected that ^ the risks can be ^ minimized through careful monitoring procedures.

      ^ Securities Lending. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions^ provided that such loans are callable at any time by the Fund and are at all times secured by collateral consisting of cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies ^, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, ^ while at the same time receiving income from the borrower of the securities. Loans will be made only to firms deemed by INVESCO (under procedures established by the Company's board of directors) to be creditworthy and when the amount of interest income it receives justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities, plus accrued interest and dividends), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss during the loan period would inure to the Fund.


      At the present time, the Fund may pay reasonable negotiated finder's fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Company's board of directors. In addition, voting rights may pass with the loaned securities, but if a material event (e.g., proposed merger, sale of assets, or liquidation) will occur affecting an investment on loan, the loan must be called and the securities voted.


      U.S. Government Obligations.^ These securities consist of treasury bills, treasury notes, and treasury bonds, which differ only in their interest rates, maturities, and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes generally have a maturity of one to ten years, and treasury bonds generally have maturities of more than ten years. As discussed in the Fund's Prospectus, U.S. government obligations also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

      Some  obligations  of  United  States  government   agencies,   which  are
established under the authority of an act of Congress, such as Government National Mortgage Association ^(GNMA) participation certificates, are supported by the full faith and credit of the United States Treasury. GNMA ^ certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA ^ certificates is not guaranteed. GNMA ^ certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the ^ certificate. Upon receipt, principal payments will be used by the Fund to purchase additional securities under its investment objective and investment policies.

      Other United States government obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury to repay its obligations. Still others, such as bonds issued by Fannie Mae (formerly, the Federal National Mortgage Association), a federally chartered private corporation, are supported only by the credit of the instrumentality.

      Obligations of Domestic Banks.^ These obligations consist of certificates of deposit ("CDs") and bankers' acceptances issued by domestic banks (including their foreign branches) having total assets in excess of $5 billion, which meet the Fund's minimum rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank.


      Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). These instruments are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.


      Commercial Paper.^ These obligations are short-term promissory notes issued by domestic corporations to meet current working capital requirements. Such paper may be unsecured or backed by a bank letter of credit. Commercial paper issued with a letter of credit is, in effect, "two party paper," with the issuer directly responsible for payment, plus a bank's guarantee that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

      Options on Securities and Indices.^ As discussed in the section of the Fund's Prospectus entitled "Investment Policies ^ And Risks," the Fund may purchase and write options on securities and indices. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. The Fund will only write options if they are covered.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      In addition to purchasing and writing options on securities, the Fund may purchase and write put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.


      Options on securities and indices are traded on ^ the Chicago Board ^ Options Exchange ^(CBOE) and other securities exchanges which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the ^ CBOE or other options exchange.

     An option position in an exchange-traded option may be closed out ^ on an options exchange ^ only when a secondary market for anoption of the same series exists. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option, with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by ^ the exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on ^ the exchange; (v) the facilities of ^ the exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) ^ the exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on ^ the exchange (or in the class or series of options) would cease to exist, although outstanding options ^ which had been issued by a clearing corporation as a result of trades on ^ the exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by ^ the exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the ^ exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and ^ the exchanges have advised such clearing corporation that ^ it believes its facilities will also be adequate to handle reasonably anticipated volume.


      In addition, options on securities and indices may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.


      Investment Restrictions. As described in the section of the Fund's Prospectus entitled "Investment Policies ^ And Risks," the Fund operates under certain investment restrictions. ^ For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

      ^ The following restrictions are fundamental and may not be changed without prior approval of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under these restrictions, the Fund may not:


     (1) sell short or buy on margin, except for the Fund's writing of put or call options and except for such short-term credits as are necessary for the clearance of purchases of securities;

     (2) issue senior securities as defined in the Investment Company Act of 1940 or borrow money, except that the Fund may borrow from banks in an amount not in excess of 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, as a temporary measure for emergency purposes (the Fund will not purchase securities while any such borrowings exist);

     (3) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

     (4) purchase the securities of any one issuer (other than U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund would own more than 10% of the voting securities of such issuer;

     (5) lend money or securities to any person, provided, however, that this shall not be deemed to prohibit the purchase of debt securities or entering into repurchase agreements in accordance with the Fund's investment policies, or to prohibit the Fund from lending portfolio securities in an amount up to 33-1/3% of the Fund's total assets (taken at current value);

     (6) buy or sell commodities, commodity contracts or real estate (however, the Fund may purchase securities of companies investing in real estate);

     (7) invest in any company for the purpose of exercising control or management;

     (8) engage in the underwriting of any securities (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security);

     (9) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities;

     (10) invest more than 25% of the value of the Fund's assets in one particular industry.

     (11) pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings;

     (12) purchase oil, gas or other mineral leases, rights or royalty contracts or development programs (except that the Fund may invest in the securities of issuers engaged in the foregoing activities);

     (13) purchase the securities (other than United States government securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in such securities.


      In applying restriction (10) above, the Fund uses ^ a modified S&P industry code classification schema which uses various sources to classify securities.


THE FUND AND ITS MANAGEMENT

     The Company. The Company was incorporated under the laws of Maryland on December 6, 1990. On December 2, 1994, the Company's name was changed from "INVESCO Emerging Growth Fund, Inc." to "INVESCO Emerging Opportunity Funds, Inc."


     The Investment Adviser. INVESCO Funds Group, Inc., a Delaware Corporation ^("INVESCO") is employed as the Company's investment adviser. ^ INVESCO was established in 1932 and also serves as an investment adviser to INVESCO ^ Diversified Funds, Inc., INVESCO Equity Funds, Inc. (formerly, INVESCO ^ Capital Appreciation Fund), INVESCO ^ Flexible Funds, Inc. (formerly, INVESCO ^ Multiple

Asset Funds, ^ Inc.), INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO ^ Money Market Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc.

      The Investment Sub-Adviser. Prior to February 3, 1998, Institutional Trust Company d.b.a. INVESCO Trust Company ("ITC") provided sub-advisory services to the Fund. Effective February 3, 1998, ITC no longer provided sub-advisory services to the Fund and INVESCO provides such day-to-day portfolio management services as the investment adviser to the Fund. This change in no way changed the basis upon which investment advice is provided to the Fund, the cost of those services to the Fund or the persons actually performing the investment advisory and other services previously provided by ITC.

      The Distributor. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

      INVESCO and IDI are ^ indirect wholly owned ^ subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest independent management businesses in the world with approximately ^ $261 billion in assets under management^ as of June 30, 1998. INVESCO was established in 1932 and as of May 31, ^ 1998, managed 14 mutual funds, consisting of ^ 49 separate portfolios, on behalf of ^ 870,919 shareholders.

      ^ AMVESCAP PLC's North American subsidiaries include the following:

      --INVESCO Retirement and Benefit Services, Inc. ("IRBS"), Atlanta, Georgia, develops and provides domestic and international defined contribution and retirement plan services to plan sponsors, institutional retirement plan sponsor, institutional plan providers and foreign governments.

      --INVESCO Retirement Plan Services ("IRPS"), Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide INVESCO products and services in their retirement plan products and services.

     --ITC of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts (IRAs) and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, subaccounting, telephone communications and processing of distributions.

     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of ^ one registered investment ^ company.


     --INVESCO Management & Research, Inc. of Boston, Massachusetts primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for pension plans and public pension funds, as well as endowment and foundation accounts.


     --INVESCO (NY), Inc., New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.


     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.


     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of ^ insurance companies that issue variable annuity and/or variable life products.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.


^

      As indicated in the Fund's Prospectus, ^ INVESCO ^ permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of ^ INVESCO ^ and ^ its North American affiliates. The policy requires officers, inside directors, investment and other personnel of ^ INVESCO ^ and ^ its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

      In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of ^ INVESCO ^ and ^ its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by ^ INVESCO ^.

      Investment Advisory Agreement. ^ INVESCO serves as investment adviser to the Fund pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or ^ INVESCO at a meeting called for such purpose. Shareholders of the Fund approved the Agreement on January 31, 1997 for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the Company's board of directors to May 15, 1999. Thereafter, the Agreement may be continued from year to year with respect to the Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party or by the Fund upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.


      The  Agreement  provides  that  ^  INVESCO  shall  manage  the  investment portfolio  of the Fund in  conformity  with  the  Fund's  investment  policies^.
Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial, and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of separate agreement between the Company and ^ INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with ^ INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by ^ INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by ^ INVESCO are borne by the Fund.

      As full compensation for its advisory services provided to the Company ^, INVESCO receives a monthly fee. The fee is calculated daily at an annual rate of 0.75% on the first $350 million of the Fund's average net assets, 0.65% on the next $350 million of the Fund's average net assets, and 0.55% on the Fund's average net assets over $700 million. For the fiscal years ended May 31, 1998, 1997^ and 1996 ^, the Fund paid ^ INVESCO advisory fees (prior to the voluntary absorption of certain Fund expenses by INVESCO) of $2,334,680, $2,029,312 and $1,572,230, respectively. ^

      Administrative Services Agreement. ^ INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services
Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the

Company  or  ^  INVESCO  at  a  meeting   called  for  such  purpose.   The
Administrative Agreement was for an initial term of one year expiring February 28, 1998, and has been continued by action of the board of directors until May 15, ^ 1999. The Administrative Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by ^ INVESCO on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

      The Administrative Agreement provides that ^ INVESCO shall provide the following services to the Fund: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of ^ INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

      As full compensation for services provided under the Administrative Agreement, the Fund pays a monthly fee to ^ INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund. ^ During the fiscal years ended May 31, 1998, 1997^ and 1996 ^, the Fund paid ^ INVESCO administrative services fees (prior to the voluntary absorption of certain Fund expenses by ^ INVESCO) in the amount of $56,738, $50,600^ and $41,467 ^, respectively.

      Transfer Agency Agreement. ^ INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997 which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for an initial term expiring February 28, 1998 and has been extended by action of the board of directors until May 15, ^ 1999. Thereafter, the Transfer Agency Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Company or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the

Transfer  Agency  Agreement or  interested  persons (as defined by the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.


      The Transfer Agency Agreement provides that the Fund shall pay to ^ INVESCO an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account ^. This fee is paid monthly at 1/12 of the annual fee and is based upon the actual number of shareholder accounts or omnibus account participants in existence at any time during each month. ^ During the fiscal years ended May 31, 1998, 1997^ and 1996 ^, the Fund paid ^ INVESCO transfer agency fees of $1,090,224, $1,043,895^ and $668,624 ^, respectively.

      Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of the Fund are carried out and that the ^ Fund is properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, ^ INVESCO, are responsible for the day-to-day administration of the Company and the Fund. The investment adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of ^ INVESCO.

      All of the officers and directors of the Company hold comparable positions with INVESCO ^ Diversified Funds, Inc., INVESCO Equity Funds, Inc. (formerly, INVESCO ^ Capital Appreciation Funds, Inc.), INVESCO ^ Flexible Funds, Inc. (formerly, INVESCO Multiple Asset Funds, Inc.), INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc.^, INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust^ and INVESCO Treasurer's Series Trust. All of the officers of the Company also hold comparable positions with INVESCO Value Trust and INVESCO Treasurer's Series Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

      CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO ^ Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. ^ Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company^. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928. ^ VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance of Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at
Georgia State Univeristy;formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: ^ 34 Seawatch Drive, ^ Savannah, Georgia. Born: June 23, 1930.


     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.


     LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.



^

     WENDY L. GRAMM, Ph.D.,**^@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, ^ Independant Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born:
January 10, 1945.

     ^ KENNETH T. KING,#@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona.
Born: November 16, 1925.

      JOHN W. McINTYRE,^+#@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of ^ The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. ^ Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

      LARRY SOLL, Ph.D.,^**@ Director. Formerly,  Chairman of the Board (1987 to
1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ^ ISI Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born: April 26, 1942.




     MARK H. WILLIAMSON,+* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel ^(since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, General Counsel and Secretary of IDI (since 1997); Vice President (May 1989 to April 1995)^ of INVESCO Senior Vice President, (since 1995), General Counsel (since 1989) and Secretary (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C.^ (June 1973 through May
1989).  Born: September 25, 1947.




     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO ^(since 1988). Senior Vice President and ^ Treasurer of IDI (since 1997). Senior Vice President and Treasurer of ITC (1988 to 1998). Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO ^(since 1995) and of ^ IDI (since 1997) ^; Trust Officer of ^ ITC (1995 to 1998); and formerly (August 1992 to July 1995) Vice President of INVESCO ^. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990.
Born: August 21, 1956.




     ALAN I. WATSON,  Assistant  Secretary.  Vice  President of INVESCO  ^(since
1984). Formerly, Trust Officer of ITC. Born: September 14, 1941.

     JUDY P. WIESE,  Assistant  Treasurer.  Vice  President  of INVESCO  ^(since
1984). Formerly, Trust Officer of ITC. Born: February 3,

1948.


     *These directors are "interested persons" of the Company as defined in the 1940 Act.

     #Member of the audit committee of the ^ Company's board of directors.

     @Member of the derivatives committee of the Company's board of directors.

     @@Member of the soft dollar brokerage committee of the Company's board of directors.


     +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.


^


     **Member of the management liaison committee of the Company.


      As of September ^16, 1998, the officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of the Fund's outstanding shares.


Director Compensation


      The following table sets forth, for the fiscal year ended May 31, ^ 1998: the compensation paid by the Company to its ^ independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Distributors, Inc. and advised by INVESCO (including the Company), ^ INVESCO Treasurer's Series Trust and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, ^ 1997. As of December 31, ^ 1997, there were 49 funds in the INVESCO Complex. ^

                                                                         Total
                                      Retirement                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From        Company           Upon        Paid To
                       Company(1)    Expenses(2)   Retirement(3)   Directors(1)


Fred ^ A. Deering,         $1,779           $874           $561       $113,350
Vice Chairman of
  the Board



Victor L. Andrews         ^ 1,739            826            649         92,700

Bob R. Baker              ^ 1,807            738            870         96,050

Lawrence H. Budner        ^ 1,696            826            649         91,000

Daniel D. Chabris(4)        1,742            893            485         89,350

Wendy L. Gramm              1,609              0              0         39,000

Kenneth T. King             1,635            908            509         94,350

John W. McIntyre            1,654              0              0        104,000

Larry Soll                  1,654              0              0         78,000
                           ------         ------         ------        -------

Total                     $15,315         $5,065         $3,723       $797,800

% of Net Assets         0.0055%(5)     0.0018%(5)                    0.0046%(6)

     (1)The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.


     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.


     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in ^ this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors.

     This results in lower estimated benefits for directors who are closer to retirementand higher estimated benefits for directors who are further from retirement. With the exception of ^ Mr. McIntyre and Drs. Gramm and Soll, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

   ^ (4)Mr. Chabris retired as a director effective September 30, 1998.

     (5)Totals as a percentage of the Company's net assets as of May 31, ^ 1998.

     (6)Total as a percentage of the net assets of the INVESCO
Complex as of December 31, ^ 1997.

      Messrs. Brady^ and Williamson, as "interested persons" of the Company, the Fund and other funds in the INVESCO Complex, receive compensation as officers or employees of ^ INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

      The boards of directors/trustees of the mutual funds managed by ^ INVESCO and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon ^ termination of service as a director (normally at the retirement age of 72) (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to ^ 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to ^ him or her or to ^ his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to ^ his or her beneficiary or estate. The plan is administered by a committee of three directors who arealso participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the ^ INVESCO and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Company ^ will begin making payments to Mr. Chabris as of October 1, 1998. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts are being invested in the shares of all of the INVESCO and Treasurer's Series Funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO fund.

     The Company has an audit committee which is comprised of ^ four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

     The Company also has a management liaison committee which meets quarterly with various management personnel of ^ INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

     The Company also has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Company's board of directors.

     The Company also has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.


HOW SHARES CAN BE PURCHASED

     Shares of the Fund are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued."

      The Company has authorized one or more brokers to accept purchase orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

      IDI acts as the Fund's ^ distributor under a distribution agreement with the Company ^ and bears all expenses, including the costs of printing and distributing prospectuses^ incident to ^ direct sales and distribution of the Fund's shares^ on a no-load basis.

      Distribution Plan. As ^ discussed under "How To Buy Shares -Distribution Expenses^" in the Prospectus, the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on ^ December 27, 1991. The Plan provides that the Fund may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of the Fund's average net assets to permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's shares to investors. Payment ^ by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. For the fiscal year ended May 31, ^ 1998, the Fund made payments to ^ INVESCO (the predecessor of IDI, distributor of shares of the Fund) ^ and IDI under the Plan in the amount of $773,059. In addition, as of May 31, ^ 1998, $61,193 of additional distribution accruals had been incurred ^ by the Fund and will be paid to IDI during the fiscal year ended May 31, ^ 1999. As noted in the section of the Fund's Prospectus entitled "How To Buy Shares - Distribution Expenses," one type of expenditure is the payment of compensation to securities companies, and other financial institutions and organizations, which may include ^ INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the ^ Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.


      For the fiscal year ended May 31, ^ 1998, allocations of 12b-1 amounts paid by the Fund for the following categories of expenses were: advertising -- ^ $62,230; sales literature, printing and postage -- ^ $86,485; direct mail -- ^ $41,937; public relations/promotion -- ^ $33,667; compensation to securities dealers and other organizations -- ^ $386,831; marketing personnel --^ $161,908.

      The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer ^ processable tapes of transactions by the Fund's ^ customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

      The ^ Plan was approved on April 24, 1991, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ^("independent directors"). This Plan was approved by ^ INVESCO on December 31, 1991 and by the public shareholders on May 24, 1993. The Plan ^ has been continued by action of the board of directors until May 15, ^ 1999. The board of directors, on February 4, 1997, approved amending the Plan effective January 1, 1997, to convert the Plan to a compensation type Rule 12b-1 plan. This amendment of the Plan ^ did not result in increasing the amount of the Fund's payments thereunder. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, a new Plan became effective on September 29, 1997, under which IDI ^ assumed all obligations related to distribution from ^ INVESCO.

      The Plan provides that it shall continue in effect with respect to the Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to the Fund, without penalty, if a majority of the ^ independent directors, or shareholders of the Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of the Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plan maycontinue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of the Fund's shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase the amount of the Fund's payments thereunder without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the ^ independent directors. Under the agreement implementing the Plan, IDI or the Fund, the latter by vote of a majority of the ^ independent directors, or of the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement as to the Fund without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination as to the Fund.

      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Fund may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the ^ independent directors, by a vote cast in person at a meeting called for such purpose.


      Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.


      The only  directors  or  interested  persons,  as that term is  defined in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Fund And Its Management--Officers and Directors of the Company" who are also officers either of ^ IDI or companies affiliated with ^ IDI. The benefits which the Company believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:

      (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objective of the Fund;

      (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes;


      (3) The positive effect which increased Fund assets will have on its revenues could allow ^ INVESCO and its affiliated companies:


            (a) To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel),


            (b) To increase the number and type of mutual funds available to investors from ^ INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and


            (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

      (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED


      As described in the section of the Fund's Prospectus entitled ^"Fund Price And Performance," the net asset value of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share of the Fund might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

      The net asset value per share of the Fund is calculated by dividing the value of all securities held by the Fund plus its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund.^ Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

      The values of securities held by the Fund, and other assets used in computing net asset value, generally are determined as of the time regular trading in such securities or assets is completed each day. ^ Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE


      As discussed in the Fund's Prospectus entitled "Fund Price and Performance," the Company advertises the total return performance of the Fund. Average annual total return performance for the Fund for the one- and five-year periods ended May 31, ^ 1998 and the period December 27, 1991 (commencement of operations of the Fund) to May 31, ^ 1998 (life of the Fund), was ^ 22.65%, 16.54% and ^ 17.39%, respectively. Average annual total return performance is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                              P(1 + T) exponent n = ERV

where:   P = initial payment of $1000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown are determined by solving the above formula for "T" for each time period indicated.

      In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund

      Performance Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      The Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUND

      Periodic Withdrawal Plan. As described in the section of the Fund's Prospectus entitled "How To Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.


      Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to ^ INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

      Exchange Policy. As discussed in the section of the Fund's Prospectus entitled "How To Buy Shares -- Exchange Policy," the Fund offers shareholders the ability to exchange shares of the Fund for shares of certain other no-load mutual funds advised by ^ INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc. using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on an exchange is recognized for federal income tax purposes. This ^ ability is not an option or right to purchase securities^ and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS


      As described in the section of the Fund's Prospectus entitled ^"Fund Services - Retirement Plans ^ And IRAs," shares of a Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from ^ INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.


HOW TO REDEEM SHARES


      Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of the Fund's Prospectus entitled "How ^ To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission by order so permits.

      The Company has authorized one or more brokers to accept redemption orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

     It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.


DIVIDENDS, ^ OTHER DISTRIBUTIONS, AND TAXES

      The Fund intends to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified in the fiscal year ended May 31, ^ 1998, and intends to qualify during the current fiscal year. As a result, it is anticipated that the Fund will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

      Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net-realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year^.

      ^ Distributions by each Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. ^ Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at a maximum rate of 20%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at the maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20%. Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of distributions by the Fund.

      All dividends and other distributions are regarded as taxable to the investor, regardless whether ^ such dividends and distributions are reinvested in additional shares of the Fund or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of ^ Fund shares ^ were reduced below a ^ shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. ^ If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

      ^ INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by ^ INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses with respect to shares of a Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change the method.


      If the Fund's shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Otherwise, foreign taxes will be treated as an expense of the Fund.


      The Fund may invest in the stock of "passive foreign investment companies" (PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.


      The Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund adjusted tax basis therein as of the end of that year. Once the election has been made, the Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for prior taxable years. The Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect that amount of income included and deductions taken under the election.


      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES


      Portfolio Turnover. There are no fixed limitations regarding the portfolio turnover of the Fund. The rate of portfolio turnover can fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of the Fund may be disposed of when they are no longer suitable. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. The portfolio turnover rates for the Fund for the fiscal years ended May 31, 1998, 1997^ and ^ 1996, were 158%, 216%^ and 221% ^, respectively. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

      Placement of Portfolio Brokerage. ^ INVESCO, as the Company's investment adviser, ^ places orders for the purchase and sale of securities with brokers and dealers based upon ^ INVESCO's evaluation of ^ financial responsibility of such brokers and dealers, subject to their ability to effect transactions at the best available prices. ^ INVESCO ^ evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on portfolio transactions of the Fund, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions or discounts charged the Fund are consistent with prevailing and reasonable commissions or discounts, ^ INVESCO ^ also ^ endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by brokers and dealers on transactions effected for other comparable institutional investors. While ^ INVESCO ^ seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission, discount or spread available.

Consistent with the standard of seeking to obtain the best execution on portfolio transactions, ^ INVESCO ^ may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to ^ INVESCO ^ in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by ^ INVESCO ^ in servicing all of their accounts and not all such services may be used by ^ INVESCO ^ in connection with the Fund.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, ^ INVESCO ^, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Fund on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

      Portfolio transactions may be effected through qualified ^ brokers and dealers ^ that recommend the Fund to their clients, or ^ that act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, ^ INVESCO may consider the sale of Fund shares by a broker or dealer in selecting among qualified ^ brokers and dealers.

      Certain financial institutions (including brokers who may sell shares of the Funds, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the Company's directors have authorized the ^ Fund to apply dollars generated from the Company's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized ^ the Fund to pay transfer agency fees to ^ INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in that Fund. ^ INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. ^ INVESCO itself pays the portion of ^ the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized ^ INVESCO to place a portion of ^ the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if ^ INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of ^ the specific Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to ^ the Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by a Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in that Fund exceeds the Services Fee applicable to that Fund, after application of credits, ^ INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by ^ INVESCO prior to each fiscal year-end of the Company. The Company's board of directors has also authorized the Company to pay to ^ IDI the full Rule 12b-1 fees contemplated by the Plan ^ as payment for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the ^ Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate ^ IDI for payments to such NTF Program Sponsor absent such credits.

      The aggregate dollar amounts of brokerage commissions paid by the Fund for the fiscal years ended May 31, 1998, 1997^ and 1996 ^ were $4,167,020, $2,518,857^ and $3,987,784 ^, respectively. During the fiscal year ended May 31, ^ 1998, brokers providing research services received ^ $671,176 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was ^ $284,331,658. No commissions were allocated to ^ any brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the fiscal year ended May 31, ^ 1998.

      At May 31, ^ 1998, the Fund held securities of its regular brokers or dealers, or their parents, as follows:



                                                      Value of Securities
Broker or Dealer                                           at ^ 5/31/98
----------------                                      -------------------
^ State Street Bank & Trust                                    38,124

      ^ INVESCO does not receive any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between ^ INVESCO ^ or any person affiliated with ^ INVESCO ^ or the Fund and any broker or dealer that executes transactions for the Fund.


ADDITIONAL INFORMATION


      Common Stock. The Company was incorporated with 600,000,000 authorized shares of common stock, with a par value of $0.01 per share. Of the Company's authorized shares, 200,000,000 shares have been allocated to the Fund. As of May 31, ^ 1998, 22,909,036 shares of the Fund were outstanding. The board of directors has the authority to designate additional series of common stock without seeking the approval of shareholders, and may classify and reclassify any authorized but unissued shares.



      Shares of each series represent the interests of the shareholders of such series in a particular portfolio of investments of the Company. Each series of the Company's shares is preferred over all other series with respect to the assets specifically allocated to that series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series. The assets of each series are segregated on the books of account and are charged with the liabilities of that series and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and these items are allocated among series in a manner deemed by the board of directors to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each series. In the unlikely event that a liability allocable to one series exceeds the assets belonging to the series, all or a portion of such liability may have to be borne by the holders of shares of the Company's other series.

      All dividends on shares of a particular series shall be paid only out of the income belonging to that series, pro rata to the holders of that series. In the event of the liquidation or dissolution of the Company or of a particular series, the shareholders of each series that is being liquidated shall be entitled to receive, as a series, when and as declared by the board of directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The holders of shares of any series shall not be entitled to any distribution upon liquidation of any other series. The assets so distributable to the shareholders of any particular series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Company.

     All Fund shares, regardless of series, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all series of the Company. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a fund's investment policies, only shareholders of the series affected by the matter may be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. They may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

     Principal Shareholders. As of August 31, ^ 1998, the following entities held more than 5% of the Fund's outstanding equity securities.

                                                                  Class and
                                           Amount and Nature        Percent
Name and Address                             of Ownership          of Class
----------------                           -----------------      ----------


Connecticut General Life Ins.               ^ 3,444,352.7470         16.08%
c/o Liz Pezda M-110
P.O. Box 2975
Hartford, CT 06104



Charles Schwab & Co. Inc.                   ^ 2,829,702.3016         13.21%
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104



     Independent Accountants. ^ PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under the contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Company to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and foreign securities depositories.



     Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described in "The Fund and Its Management." Such services include the issuance, cancellation, and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

     Reports to Shareholders. The Company's fiscal year ends on May 31. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.

     Financial Statements. The Company's ^ audited financial statements and the notes thereto for the fiscal year ended May 31, ^ 1998, and the report of ^ PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended May 31, ^ 1998.


     Prospectus. The Company will furnish, without charge, a copy of the Fund's Prospectus upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

     Registration Statement. This Statement of Additional Information and the related Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX A

BOND RATINGS

      The following is a description of the Moody's and S&P bond rating categories:

Moody's Corporate Bond Ratings

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P Corporate Bond Ratings

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                          PART C.  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

      (a)   Financial Statements:
                                                                  Page in
                                                                  Prospectus
                                                                  ----------
            (1)   Financial statements and schedules                   9
                  included in Prospectus (Part A):


                  Financial Highlights for each of the
                  ^ six years ended May 31,
                  ^  1998  and  the  period  from
                  commencement  of  the  Fund's
                  investment operations (December 27, 1991) until May 31, 1992.

            (2)   The following audited financial
                  statements of the Company and the
                  notes thereto for the fiscal year
                  ended May 31, ^ 1998, and the
                  report of ^ PricewaterhouseCoopers,
                  LLP with respect to such financial
                  statements, are incorporated ^ into
                  the Statement of Additional
                  Information by reference from the
                  Company's Annual Report to
                  Shareholders for the fiscal year
                  ended May 31, ^ 1998:  Statement of
                  Investment Securities as of May 31,
                  ^ 1998; Statement of Assets and
                  Liabilities as of May 31, ^ 1998;
                  Statement of Operations for the
                  year ended May 31, ^ 1998;
                  Statement of Changes in Net Assets
                  for each of the two years in the
                  period ended May 31, ^ 1998;
                  Financial Highlights for each of
                  the five years in the period ended
                  May 31, ^ 1998.


            (3)   Financial statements and schedules
                  included in Part C:

                  None:  Schedules have been omitted
                  as all information has been
                  presented in the financial
                  statements.

      (b)   Exhibits:

            (1)   Articles of Incorporation
                  (Charter);(2)

                  (a)   Amendment to Articles of
                        Incorporation, filed December
                        6, 1990.(2)

                  (b)   Amendment to Articles of
                        Incorporation, filed December
                        23, 1991.(2)

                  (c)   Amendment to Articles of
                        Incorporation, filed June 28,
                        1993.(2)

                  (d)   Articles of Amendment of
                        Articles of Incorporation,
                        filed December 2, 1994.(2)

                  (e)   Articles of Amendment of
                        Articles of Incorporation,
                        filed January 20, 1995.(2)

                  (f)   Articles Supplementary to
                        Articles of Incorporation,
                        filed July 7, 1995.(2)

            (2)   Bylaws, as amended July 21, 1993.(2)

            (3)   Not applicable.

            (4)   Not required to be filed on EDGAR.


            (5)   (a)   Investment Advisory Agreement
                        Between Registrant and INVESCO
                        Funds Group, Inc. dated
                        February 28, ^ 1997.(3)

                  (b)   Sub-Advisory Agreement Between
                        INVESCO Funds Group, Inc. and
                        INVESCO Trust Company dated
                        February 28, ^ 1997.(3)

            (6)   (a)   General Distribution Agreement
                        Between Registrant and INVESCO
                        Funds Group, Inc. dated
                        February 28, ^ 1997.(3)

                  (b)   ^ General Distribution Agreement

                        between Registrant and INVESCO

                        Distributors, Inc. dated September
                        30, 1997.

            (7)   (a)   Defined Benefit Deferred
                        Compensation Plan for
                        Non-Interested Directors and
                        Trustees.(3)

                  (b)   Form of Amended^ Defined
                        Benefit Deferred Compensation
                        Plan for Non-Interested
                        Directors and Trustees.


            (8)   Amended and Restated Custodian
                  Contract Between Registrant and
                  State Street Bank and Trust Company
                  dated August 31, 1995.(2)


                  (a)   Amendment to Custody Agreement
                        dated October 25, ^ 1995.(3)

                  (b)   Data Access Service Addendum
                        dated May 19, ^ 1997.(3)

            (9)   (a)   Transfer Agency Agreement
                        Between Registrant and INVESCO
                        Funds Group, Inc. dated
                        February 28, ^ 1997.(3)

                  (b)   Administrative Services
                        Agreement Between Registrant
                        and INVESCO Funds Group, Inc.
                        dated February 28, ^ 1997.(3)

            (10)  Opinion  and  consent  of counsel
                  as to the  legality  of the
                  securities  being  registered,
                  indicating  whether they will,
                  when sold, be legally issued, fully
                  paid and non-assessable ^.


            (11)  Consent of Independent Accountants.

            (12)  Not applicable.

            (13)  Not applicable.

            (14)  Copies of model plans used in the
                  establishment of retirement plans
                  as follows:


                  (a)   Non-standardized Profit
                        Sharing Plan;

                  (b)   Non-standardized Money
                        Purchase Pension Plan;

                  (c)   Standardized Profit Sharing
                        Plan Adoption Agreement;

                  (d)   Standardized Money Purchase
                        Pension Plan;

                  (e)   Non-standardized 401(k) Plan
                        Adoption Agreement;

                  (f)   Standardized 401(k) Paired
                        Profit Sharing Plan;

                  (g)   Standardized Simplified Profit
                        Sharing Plan;

                  ^(h)  Defined Contribution Master
                        Plan & Trust Agreement^.

            ^(15)  (a)  Plan and Agreement of Distribution
                        pursuant  to Rule
                        12b-1  under the Investment Company
                        Act of 1940 dated
                        April 30, 1991.(1)

                  ^(b)  Amendment of Plan and
                        Agreement of Distribution
                        Pursuant to Rule 12b-1 dated
                        July 19, 1995.(1)

                  ^(c)  Amended Plan and Agreement of
                        Distribution between Applicant
                        and INVESCO Funds Group, Inc.
                        adopted pursuant to Rule 12b-1
                        under the Investment Company
                        Act of 1940 dated January 1, ^
                        1997.(3)

                  ^(d)  Amended Plan and Agreement of
                        Distribution between Applicant
                        and INVESCO Distributors, Inc.
                        adopted pursuant to Rule 12b-1
                        under the Investment Company
                        Act of 1940 dated ^ September
                        30, 1997.

            (16)  Schedule for computation of
                  performance ^ data.(3)

            (17)  Financial  Data  Schedule
                  for the fiscal year ended May 31, ^
                  1998 for the INVESCO Small Company
                  Growth Fund.


            (18)  Not Applicable.

     (1)Previously filed on EDGAR with Post-Effective Amendment No. 6 to the Registrant's Registration Statement on September 5, 1995, and incorporated herein by reference.


     (2)Previously filed on EDGAR with Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A on July 23, 1996, and incorporated herein by reference.

     (3)Previously filed on EDGAR with Post-Effective Amendment No. ^ 8 to the Registrant's Registration Statement on Form N-1A on ^ September 26, 1997, and incorporated herein by reference.


Item 25.    Persons Controlled by or Under Common Control With
            Registrant

            No person is presently controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities


                                              Number of Record
                                              Holders as of
            Title of Class                            August ^ 31, 1998
            --------------                            -----------------

            Small Company Growth Fund                       ^ 23,105


Item 27.  Indemnification

            Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Articles of Incorporation and are hereby incorporated by reference. See Item 24(b)(1) above. Under this Article, officers and directors will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the 1940 Act and the rules thereunder. Under the 1940 Act, directors and officers of the Company cannot be protected against liability to the Company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

Item 28.  Business and Other Connections of Investment Adviser


            See "The Fund and Its Management" in the Fund's Prospectus and in the Statement of Additional Information for information regarding the business of the investment adviser^, INVESCO.

            Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO. Certain of these persons hold positions with IDI, a subsidiary of INVESCO, and, during the past two fiscal years, have held positions with Institutional Trust Company, d.b.a. INVESCO Trust Company, an affiliate of INVESCO.


                                   Position
                                     with           Principal Occupation and
             Name                  Adviser            Company Affiliation
             ----                  --------         ------------------------
Dan J. Hesser                  Chairman         Chairman
                               and              INVESCO Funds Group, Inc.
                               Director         7800 East Union Avenue
                                                Denver, CO 80237

Mark H. Williamson             Officer &        President & Chief
                               Director         Executive Officer
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

William J. Galvin, Jr.         Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Ronald L. Grooms               Officer          Senior Vice President &
                                                Treasurer
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Richard W. Healey              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Daniel B. Leonard              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Charles P. Mayer               Officer &        Senior Vice President
                               Director         INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

                                   Position
                                     with           Principal Occupation and
             Name                  Adviser            Company Affiliation
             ----                  --------         -------------------------
Timothy J. Miller              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Donovan J. (Jerry) Paul        Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Glen A. Payne                  Officer          Senior Vice President,
                                                Secretary & General
                                                Counsel
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

John R. Schroer, II            Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Ingeborg S. Cosby              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Elroy E. Frye, Jr.             Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Linda J. Gieger                Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Mark D. Greenberg              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Gerard F. Hallaren, Jr.        Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Richard R. Hinderlie           Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

                                   Position
                                     with           Principal Occupation and
             Name                  Adviser            Company Affiliation
             ----                  --------         -------------------------
Thomas M. Hurley               Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Patricia F. Johnston           Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

James F. Lummanick             Officer          Vice President &
                                                Assistant General Counsel
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Thomas A. Mantone, Jr.         Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Trent E. May                   Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Frederick R. (Fritz)           Officer          Vice President
Meyer                                           INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Jeffrey G. Morris              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Laura M. Parsons               Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Pamela J. Piro                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Gary L. Rulh                   Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

                                 Position
                                 with           Principal Occupation and
           Name                  Adviser            Company Affiliation
           ----                ----------       ----------------------
John S. Segner                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Terri B. Smith                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Alan I. Watson                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Judy P. Wiese                  Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Ronald C. Lively               Officer          Senior Regional Vice
                                                President
                                                INVESCO Funds Group, Inc.
                                                17406 Brown Road
                                                Odessa, FL 33556

Scott E. Stapley               Officer          Senior Regional Vice
                                                President
                                                INVESCO Funds Group, Inc.
                                                1615 Arch Bay Drive
                                                Newport Beach, CA 92660

David B. McElroy               Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Ryland K. Pruett, Jr.          Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                2337 Mirow Place
                                                Charlotte, NC 28270

Thomas H. Scanlan              Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                12028 Edgepark Court
                                                Potomac, MD 20854

Michael D. Legoski             Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

                               Position
                                 with           Principal Occupation and
          Name                  Adviser            Company Affiliation
          ----                 --------         ------------------------
Stephen A. Moran               Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Donald R. Paddack              Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Kent T. Schmeckpeper           Office           Assistant Vice President
                                                Account Relationship
                                                Manager
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Tane' T. Tyler                 Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Jeraldine E. Kraus             Officer          Assistant Secretary
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Item 29.  Principal Underwriters


            (a)^  INVESCO Diversified Funds, Inc.
                  INVESCO Equity Funds, Inc.
                  INVESCO Flexible Funds, Inc.
                  INVESCO Growth Fund, Inc.
                  INVESCO Income Funds, Inc.
                  INVESCO Industrial Income Fund, Inc.
                  INVESCO International Funds, Inc.
                  INVESCO Money Market Funds, Inc.
                  ^ INVESCO Specialty Funds, Inc.
                  INVESCO Strategic Portfolios, Inc.
                  INVESCO Tax-Free Income Funds, Inc.
                  INVESCO Value Trust
                  INVESCO Variable Investment Funds, Inc.

            (b)
                                       Positions and          Positions and
Name and Principal                     Offices with           Offices with
Business Address                       Underwriter            Registrant
------------------                     -------------          -------------

^

William J. Galvin, Jr.                 Sr. Vice               Assistant
7800 E. Union Avenue                   President &            Secretary
Denver, CO  80237                      Assistant
                                       Treasurer


Ronald L. Grooms                       Sr. Vice               Treasurer,
7800 E. Union Avenue                   President              Chief Fin'l
Denver, CO  80237                      & Treasurer            Officer, and
                                                              Chief Acctg.
                                                              Off.


^ Richard W. Healey                    Sr. Vice
7800 E. Union Avenue                   ^ President
^ Denver, CO  80237

^ Dan J. Hesser                        Chairman of the
7800 E. Union Avenue                   Board & Director ^
^ Denver, CO  80237
^

Charles P. Mayer                       Director
7800 E. Union Avenue
Denver, CO 80237


^ Glen A. Payne                        Senior Vice            Secretary
7800 E. Union Avenue                   President,
Denver, CO 80237                       Secretary &

                                       General Counsel


^ Judy P. Wiese                        Vice President         Asst. Treas.
7800 E. Union Avenue                   ^ & Assistant
^ Denver, CO  80237                    Treasurer

^ Mark H. Williamson                   President,             President,
7800 E. Union Avenue                   Chief Executive        CEO & Director
Denver, CO 80237                       Officer &
                                       Director

            (c)   Not applicable.

Item 30.    Location of Accounts and Records

            Mark H. Williamson
            7800 E. Union Avenue
            Denver, CO  80237

^ Item 31.Management Services


          Not applicable.

Item 32.  Undertakings

          (a) The registrant hereby undertakes that the board of directors will call such meetings of shareholders for action by shareholder vote, including acting on the question of removal of a director or directors, as may be requested in writing by the holders of at least 10% of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, and to assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

          (b) The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (c) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the ^24th day of September, ^ 1998.

Attest:                                   INVESCO EMERGING OPPORTUNITY
                                          FUNDS, INC.

/s/ Glen A. Payne                         /s/ ^ Mark H. Williamson
------------------------------------      ------------------------------------
Glen A. Payne, Secretary                  ^ Mark H. Williamson, President

      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this ^24th day of September, ^ 1998.

/s/ ^ Mark H. Williamson                  /s/ Lawrence H. Budner
------------------------------------      ------------------------------------
^ Mark H. Williamson, President           ^ Lawrence H. Budner, Director
& Director (Chief Executive
Officer)

/s/ Ronald L. Grooms                      /s/ ^ Fred A. Deering
------------------------------------      ------------------------------------
Ronald L. Grooms, Treasurer               ^ Fred A. Deering, Director
(Chief Financial and Accounting Officer)

/s/ Victor L. Andrews                     /s/ ^ Larry Soll
------------------------------------      ------------------------------------
^ Victor L. Andrews, Director             Larry Soll, Director

/s/ ^ Bob R. Baker                        /s/ Kenneth T. King
------------------------------------      ------------------------------------
^ Bob R. Baker, Director                  Kenneth T. King, Director

/s/ Charles W. Brady                      /s/ John W. McIntyre
------------------------------------      ------------------------------------
Charles W. Brady, Director                John W. McIntyre, Director

/s/ Wendy L. Gramm
------------------------------------
Wendy L. Gramm, Director

By*---------------------------------      By*   /s/ Glen A. Payne
      Edward F. O'Keefe                  ---------------------------------
      Attorney in Fact                          Glen A. Payne
                                                Attorney in Fact




* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant ^ have been filed with the Securities and Exchange Commission on May 22, 1992, June 9, 1992, October 13, 1992, July 26, 1994, June 27, 1995,
July 12,  1995,  September  5, 1995 ^, July 23,  1996 and  September  26,  1997,
respectively.

                                 Exhibit Index
                                 -------------

                                                Page in
Exhibit Number                                  Registration Statement
--------------                                  ----------------------

      ^ 6(b)                                            94
      7(b)                                             105
      10                                               112
      11                                               113
      14(a)                                            114
      14(b)                                            152
      14(c)                                            188
      14(d)                                            221
      14(e)                                            251
      14(f)                                            305
      14(g)                                            348
      14(h)                                            357
      15(d)                                            460
      17                                               465